UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2006

Quest Software, Inc.
(Exact name of registrant as specified in its charter)

California	000-26937	33-0231678

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Polaris Way, Aliso Viejo, California	92656

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 754-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 22, 2006, Quest Software, Inc. issued a press release announcing that the company is forming a special committee of the Board of Directors to investigate the company’s historical stock option grant practices and related accounting. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Title or Description

99.1	Press Release dated May 22, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST SOFTWARE, INC.
(Registrant)

Date: May 22, 2006	/s/ J. Michael Vaughn
J. Michael Vaughn, Vice President & General Counsel

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